EXHIBIT 99
                                                                      ----------

                           BIRMINGHAM UTILITIES, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 9, 2002



            John S. Tomac and Betsy Henley-Cohn, and each of them, as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, are hereby authorized to represent and to vote all shares of Common Stock of Birmingham Utilities, Inc. held of record by the undersigned on April 2, 2002, at the Annual Meeting of Stockholders to be held at 2:00 p.m. on Thursday, May 9, 2002, at the offices of Birmingham Utilities, Inc., 230 Beaver Street, Ansonia, Connecticut, and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

            WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR PROPOSALS NO. 1, 2 and 3.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

            1.   Election of Directors - Nominees:

                 Michael J. Andanti
                 Mary Jane Burt
                 James E. Cohen
                 Betsy Henley-Cohn
                 Alvara da Silva
                 Themes Klarides
                 Aldore J. Rivers, Jr.
                 B. Lance Sauerteig
                 Kenneth E. Schaible
                 John S. Tomac

                             FOR ALL NOMINEES
                             WITHHELD FROM ALL NOMINEES
                             FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

            2. Approval of Appointment of PricewaterhouseCoopers LLP as the Company's Independent Auditors:

                             FOR
                             AGAINST
                             ABSTAIN

            3.   Approval of Holding Company Structure

                             FOR
                             AGAINST
                             ABSTAIN

            Discretionary authority is hereby granted with respect to such other matters as may properly come before the meeting.

            The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement furnished therewith.

            PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

            IMPORTANT: PLEASE SIGN EXACTLY AS NAME APPEARS AT LEFT. EACH JOINT OWNER SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC. SHOULD GIVE FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


Signature:_________________________ Date:_________________________


Signature:_________________________ Date:_________________________


            Mark here for address change and note at left.